Exhibit 10.1

AGREEMENT AND FIRST AMENDMENT TO

CREDIT AGREEMENT

This Agreement and First Amendment to Credit Agreement (this “Amendment”) dated as of December 15, 2006 is among TETRA TECHNOLOGIES, INC. (the “Parent”), a Delaware corporation; JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the financial institutions (collectively, the “Lenders”) party to the hereinafter-defined Credit Agreement; and the undersigned Lenders.

W I T N E S S E T H:

WHEREAS, the Parent, the Lenders, Bank of America, National Association and Wells Fargo Bank N.A., as Syndication Agents, Comerica Bank, as Documentation Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent, executed and delivered that certain Credit Agreement (as amended and supplemented to the date hereof, the “Credit Agreement”) dated as of June 27, 2006; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parent and the Lenders do hereby agree as follows:

Section 1. Increase of Revolving Commitments. The Parent has heretofore requested pursuant to Section 2.07(d) of the Credit Agreement that the aggregate amount of the Revolving Commitments be increased to $300,000,000. Pursuant to Section 2.07(d) of the Credit Agreement, effective on the Effective Date (as defined below): (a) the aggregate amount of the Revolving Commitments shall be increased to $300,000,000; (b) the Revolving Commitment of each Lender shall, without any further action (including, without the execution of any other documentation or the payment of any processing and recordation fee to the Administrative Agent), be the Commitment specified for such Lender on the attached Schedule 2.01, and Schedule 2.01 to the Credit Agreement is hereby amended and restated to be identical to Schedule 2.01 attached hereto; and (c) ABN AMRO Bank N.V. shall become a Lender under the Credit Agreement with a Revolving Commitment as specified on the attached Schedule 2.01.

Section 2. Amendments to Credit Agreement.

(a) The reference to “COMERICA BANK, as Documentation Agent” in the title page of the Credit Agreement and in the introductory paragraph of the Credit Agreement is hereby amended to read “COMERICA BANK and DnB NOR BANK ASA, as Documentation Agents”.

(b) Section 9.13 of the Credit Agreement is hereby amended by retitling Section 9.13 to read “Syndication Agents and Documentation Agents” and by adding the words “and DnB NOR Bank ASA, each” after the words “Comerica Bank” in the second sentence thereof.

Section 3. Conditions. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (the “Effective Date”): (a) the Administrative Agent (or its counsel) has received from the Loan Parties and all of the Lenders either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page of this Amendment) that such party has signed counterparts of this Amendment; (b) the Parent has executed and delivered to the Administrative Agent for each Lender a new Note in the maximum principal amount of such Lender’s Revolving Commitment and substantially in the form of Exhibit C-1 to the Credit Agreement and each Lender has surrendered its existing Note to the Parent, and (c) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Parent, the authorization of the execution, delivery and performance of this Amendment and the new Notes by the Parent and any other legal matters relating to this Amendment. The Administrative Agent shall give, or cause to be given, prompt notice to the Parent and the Lenders as to whether the conditions specified in the immediately preceding sentence have been satisfied by the deadline set forth therein and shall specify the Effective Date; such notice may be oral, telephonic, written (including telecopied) or by e-mail.

Section 4. Representations True; No Default. The Parent represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof, such representation or warranty shall continue to be true and correct in all material respects as of such specified earlier date. The Parent hereby certifies that no Default or Event of Default has occurred and is continuing.

Section 5. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

Section 6. Definitions and References. Any term used in this Amendment that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or any lender by any Loan Party and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.

Section 7. Expenses; Additional Information. The Parent shall pay to the Administrative Agent all reasonable expenses incurred in connection with the execution of this Amendment and the new Notes. The Parent shall furnish to the Administrative Agent all such other documents, consents and information relating to the Parent and its Subsidiaries as the Administrative Agent or any Lender may reasonably require.

Section 8. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors, assigns, receivers and trustees (but the Borrowers shall not assign their rights hereunder without the express prior written consent of the Administrative Agent and each Lender); (b) may be modified or amended only by a writing signed by the party against whom the same is to be enforced; (c) may be executed in several counterparts, and by the parties hereto on separate counter¬parts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (d) together with the other Loan Documents, embodies the entire agreement and under¬standing between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

[remainder of page left blank intentionally]

THE LOAN DOCUMENTS (INCLUDING THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, effective as of the date first above written.

Schedule 2.01 – Commitments

TETRA TECHNOLOGIES, INC.,

a Delaware corporation

By: /s/Joseph M. Abell, III

Joseph M. Abell, III,

Senior Vice President &

Chief Financial Officer

[unnumbered signature page to Agreement and First Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,

individually and as Administrative Agent

By: /s/Matthew Smith

Name: Matthew Smith

Title: Vice President

[unnumbered signature page to Agreement and First Amendment to Credit Agreement]

BANK OF AMERICA, NATIONAL

ASSOCIATION

By: /s/David A. Batson

Name: David A. Batson

Title: Senior Vice President

[unnumbered signature page to Agreement and First Amendment to Credit Agreement]

WELLS FARGO BANK, N.A.

By: /s/C. David Allman

Name: C. David Allman

Title: Vice President

[unnumbered signature page to Agreement and First Amendment to Credit Agreement]

COMERICA BANK

By: /s/Cyd Dillahunty

Name: Cyd Dillahunty

Title: Vice President - Texas Division

[unnumbered signature page to Agreement and First Amendment to Credit Agreement]

COMPASS BANK

By: /s/Collis Sanders

Name: Collis Sanders

Title: Executive Vice President

[unnumbered signature page to Agreement and First Amendment to Credit Agreement]

DnB NOR BANK ASA

By: /s/Thomas Tangen

Name: Thomas Tangen

Title: Vice President

By: /s/Giacomo Landi

Name: Giacomo Landi

Title: First Vice President

[unnumbered signature page to Agreement and First Amendment to Credit Agreement]

ABN AMRO BANK N.V.

By: /s/John D. Reed

Name: John D. Reed

Title: Director

By: /s/M. Aamir Khan

Name: M. Aamir Khan

Title: Assistant Vice President

[unnumbered signature page to Agreement and First Amendment to Credit Agreement]

Each Guarantor executes this Amendment to evidence its (a) consent, to the extent such consent is necessary or required, to the execution and delivery by the Parent of the Amendment; (b) confirmation that the Guaranty continues to cover all of the Debt (as such term is defined in the Guaranty), including Debt incurred under the Credit Agreement as amended by the Amendment, with the obligations of such Guarantor under the Guaranty limited as set forth therein, and (c) acknowledgement that the Lenders would not have executed this Amendment but for such consent and confirmation.

TETRA INTERNATIONAL INCORPORATED

TETRA PROCESS SERVICES, L.C.

MARITECH RESOURCES, INC.

BEACON RESOURCES, LLC

EPIC DIVING SERVICES, LLC

By: /s/Bass C. Wallace, Jr.

Bass C. Wallace, Jr.

Secretary of each of the above-named

corporations and limited liability companies

TETRA PRODUCTION TESTING SERVICES,

L.P.

By: TETRA Production Testing GP, LLC,

its general partner

By: TETRA Applied Holding Company,

its sole member

By: /s/Bass C. Wallace, Jr.

Bass C. Wallace, Jr.,

Secretary

[unnumbered signature page to Agreement and First Amendment to Credit Agreement]

TETRA APPLIED TECHNOLOGIES, L.P.

By: TETRA Applied GP, LLC,

its general partner

By: TETRA Applied Holding Company,

its sole member

By: /s/Bass C. Wallace, Jr.

Bass C. Wallace, Jr.,

Secretary

COMPRESSCO FIELD SERVICES, INC.

By: /s/Bass C. Wallace, Jr.

Bass C. Wallace, Jr.,

Secretary

By: /s/Geoffrey M. Hertel

Geoffrey M. Hertel

Vice President

MARITECH TIMBALIER BAY, LP

By: MARITECH LOUISIANA, LLC,

its general partner

By: /s/Bass C. Wallace, Jr.

Bass C. Wallace, Jr.,

Secretary

[unnumbered signature page to Agreement and First Amendment to Credit Agreement]

COMMITMENTS

Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$55,000,000
Bank of America, National Association	$55,000,000
DnB NOR Bank, ASA	$46,500,000
Wells Fargo Bank, N.A.	$46,500,000
Comerica Bank	$38,000,000
ABN AMRO Bank N.V.	$38,000,000
Compass Bank	$21,000,000
Total	$300,000,000.00

SCHEDULE 2.01